Regions Bank to Acquire EnerBank USA a Point-of-Sale Home Improvement Loan Originator June 8, 2021 Exhibit 99.2

EnerBank USA Acquisition

GENERATING **Consistent Sustainable Long-term Performance**

Company Overview

- Headquartered in Salt Lake City, UT, EnerBank USA originates prime and super-prime home improvement point-of-sale loans through a national network of contractors
- **A top 5 originator** in the home improvement point-of-sale space, one of the **fastest growing** segments in consumer lending
- Experienced and tenured management team with **nearly 20-year track record** operating in a regulated bank environment
- EnerBank is owned by CMS Energy, a Michigan-based energy company
  - Non-core business for CMS

Notable Company Metrics (as of March 31, 2021)	
Contractor Network	10,000+
Loan Balances[2]	~$2.8B
Average Customer FICO	763
Average Annual Net Losses	<1.5%
Gross Loan Effective Yield[3]	~9%
Deposit Cost[4]	~1.5%
Efficiency Ratio	<40%

Portfolio Overview

LTM Originations Heat Map[1]



1%
3%
2%
2%
1%
3%
4%
3%
1%
1% 1% 4%
18%
1%
11%

~55% of LTM originations in Regions retail footprint

Top Home Improvement Projects Financed



Pools
HVAC
Solar
Roofing & Siding
Windows & Doors

REGIONS 2

(1) LTM as of March 31, 2021; (2) Loan size is on average $14,000 with weighted average life of ~3 years; (3) On average, 6-7% of the loan yield is paid by the consumer, 2-3% is paid by the contractor; (4) $2.7B of outstanding non-transaction deposits; WAL of deposits is ~2 years; Regions will replace EnerBank's funding base over time

EnerBank USA Acquisition

GENERATING **Consistent Sustainable Long-term Performance**

Home Improvement Point-of-Sale Financing Deepens Regions' Commitment to Being the Premier Lender to Homeowners

Regions has been on a multi-year journey investing in products, services and omni-channel origination capabilities central to Mortgage Lending, Mortgage Servicing and Home Equity Lending. As a result of these investments, Regions has continued to gain share through customer growth and deepening existing relationships with over four million households

Home improvement point-of-sale finance complements these investments, extends our suite of home-centric lending products and accelerates our vision to be the premier lender to homeowners

Regions' extensive risk and product experience in home improvement point-of-sale finance, developed through a legacy partnership with a third-party home improvement loan originator, strengthened our interest in permanently adding this capability to the Regions franchise

Other Strategic Benefits

The business generates strong financial returns with proven performance through economic cycles

Fixed-rate loan portfolio diversifies Regions' balance sheet

Strong cultural fit with EnerBank's risk management-oriented leadership team and proven underwriting processes

Significant opportunity to deepen relationships with EnerBank's customers through our traditional banking product suite

Alignment with Inorganic Growth Strategy

EnerBank USA · ascentium CAPITAL · HIGHLAND · BLACKARCH PARTNERS · FIRST STERLING FINANCIAL

The acquisition of EnerBank continues Regions' strategy of acquiring businesses that help deepen relationships with customers by serving more of their needs through new channels, products & capabilities

REGIONS 3

EnerBank USA Acquisition

GENERATING **Consistent Sustainable Long-term Performance**

Proven Performance Through Cycles

Prime/Super-prime focus and well controlled underwriting processes have generated best in class credit metrics through economic cycles

Historical NCOs as a % of Average Loans



NCOs peaked at 2.19% during the 2008 Crisis
Deferrals during COVID peaked around 2%
4.00%
2.00%
—%
'03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 (1)

Financial Upside

- Limited cost and no revenue synergies modeled
- Tangible potential for revenue synergies by deepening consumer and SMB relationships with RF full product set
- Opportunity to deploy current excess liquidity into high growth loan portfolio

Modeling Considerations

Valuation	*($ in millions)*
Purchase Price	$960
Est. Value of Tax Step-Up[2]	$70
Est. Core Business Consideration	$890
Tangible Book Value (TBV)[3]	$318
Fair Value of Net Assets at closing[4][5]	$415 - $445
Returns	
Internal Rate of Return	15%+
ROAA (run-rate)[6]	~2.5%
ROATCE (run-rate)[6]	~25%
Transaction Impacts	
EPS (including PAA[7]) - No foregone share repurchases	**2022**- Accretive, low single digit % **Medium Term**- Accretive, 5%+
EPS (including PAA) - w/ foregone share repurchases	**2022**- Dilutive, low single digit % **Medium Term**- Accretive, low single digit %
Est. TBV Dilution[8]	1-2%
Est. Core NIM (run-rate)[9]	+10-15 bps
Est. Core Efficiency Ratio (run-rate)	-100 bps

(1) 2021 is LTM as of March 31, 2021; (2) Merger of EnerBank into Regions Bank is structured as an asset purchase for tax purposes; Step-up calculated based on current tax rates; (3) Balance as of 3/31/2021; (4) Estimated Fair Value based on current market conditions and excluding impact of Day 1 CECL double-count; (5) Estimated Day 1 CECL double-count is ~$115 million, after-tax; (6) Assumes provision equals charge-offs over time and includes RF cost of funds; (7) PAA - "Purchase Accounting Adjustments"; No foregone share repurchase scenario for illustrative purposes only; (8) Includes CECL double-count and foregone share repurchases to fund transaction; (9) Excludes the impact of PAA

REGIONS 4

EnerBank USA Acquisition

GENERATING Consistent Sustainable Long-term Performance

Preliminary Capital Impacts

- Regions has established a CET1 operating range of 9.25-9.75% with the intent of operating at approximately the midpoint of that range over the near-term
- The EnerBank acquisition is not expected to impact this operating range or near-term expectations for capital
  - The operating range is informed by internal stress testing performance
  - This transaction is not expected to meaningfully impact stressed performance
- Acquisition redirects capital dollars currently earmarked for share repurchases to strategic investment, which is a higher priority for capital deployment
  - As a result, CET1 forecast at year end does not materially change due to the transaction

Capital Deployment Priorities

1.) Organic Growth

2.) Sustainable Growth of Dividends

3.) Targeted Strategic Investments

4.) Share Repurchases

Redirecting Capital

REGIONS | 5

6 Forward-Looking Statements This release may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, which reflect Regions Financial’s current views with respect to future events and financial performance. The words “future,” “anticipates,” “assumes,” “intends,” “plans,” “seeks,” “believes,” “predicts,” “potential,” “objective,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “would,” “will,” “may,” “might,” “could,” “should,” “can” and similar expressions often signify forward-looking statements. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward- looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. If underlying assumptions prove to be inaccurate or unknown risks or uncertainties arise, actual results could vary materially from these projections or expectations. Factors that could cause Regions Financial’s actual results to differ from those described in the forward-looking statements include: the possibility that regulatory and other approvals and conditions to the proposed transaction are not received or satisfied on a timely basis or at all, or contain unanticipated terms and conditions; delays in closing the proposed transaction; expected synergies, cost savings and other financial or other benefits of the proposed transaction might not be realized within the expected timeframes or might be less than projected; difficulties in integrating the business; inability of Regions to effectively cross-sell products to EnerBank’s customers; and risks identified in Regions Financial’s Annual Report on Form 10-K for the year ended December 31, 2020, and its subsequent filings with the Securities and Exchange Commission. However, these risks and uncertainties are not exhaustive. Other sections of such filings describe additional factors that could impact Regions Financial’s business, financial performance and pending or consummated acquisition transactions, including the proposed transaction. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time. Forward-looking statements

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